EXHIBIT 99.1

JEFFREY & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS
61 BERDAN AVENUE
WAYNE, NEW JERSEY 07470

LICENSED TO PRACTICE	TEL: 973-628-0022
IN NEW YORK AND NEW JERSEY	FAX: 973-696-9002
MEMBER OF AICPA	E-MAIL: rgjcpa@optonline.net
PRIVATE COMPANIES PRACTICE SECTION MEMBER CENTER FOR AUDIT QUALITY REGISTERED PUBLIC ACCOUNTING FIRM WITH PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD

Report of Independent Registered Public Accounting Firm

Board of Directors
Beijing Tsingda Century Investment Consultant of Education Co., Ltd.

We have audited the accompanying consolidated balance sheets of Beijing Tsingda Century Investment Consultant of Education Co., Ltd. as of December 31, 2009 and 2008, and the related consolidated statements of income, changes in stockholders' equity, and statements of cash flows for the years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted the audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate under the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial positions of Beijing Tsingda Century Investment Consultant of Education Co., Ltd. as of December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for the years ended December 31, 2009 and 2008 in conformity with U. S. generally accepted accounting principles.

/s/ Robert G. Jeffrey
JEFFREY & COMPANY
May 5, 2010
Wayne, New Jersey

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2009 AND 2008

ASSETS	2009	2008
Current Assets
Cash	$457,219	$2,314,262
Short term investments	409,525	157,568
Accounts receivable, net of provision for doubtful
accounts of $257,855	4,284,800	2,242,171
Advances to suppliers	3,965,584	530,876
Other accounts receivable	1,836,835	296,965
Stockholder advances	476,220	2,294,041
Prepaid expense	39,453	108,643
Inventory	40,558	40,443
Deferred tax assets	155,690	388,744

Total current assets	11,665,884	8,373,713

FIXED ASSETS
Furniture and equipment	3,084,153	487,031
Accumulated depreciation	366,214	77,370
Net furniture and equipment	2,717,939	409,661

Intangible assets	3,926,520	1,524,777
Accumulated amortization	1,205,875	450,660
Net intangible assets	2,720,645	1,074,117
Total fixed assets	5,438,584	1,483,778
OTHER ASSETS
Long term prepaid expense	-	166,065

Total Assets	$17,104,468	$10,023,556

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Short term loan	$-	$131,306
Accounts payable	24,133	9,294
Advances from customers	312,791	74,230
Accrued expenses	175,528	115,187
Other accounts payable	265,103	13,064
Taxes payable	1,894,622	851,949
Deferred revenue	1,037,932	1,554,975

Total current liabilities	3,710,109	2,750,005

Stockholders’ Equity
Paid in Capital	4,421,156	4,421,156
Retained earnings	7,497,291	2,312,167
Earnings appropriated for statutory reserves	1,323,051	408,029
Accumulated other comprehensive income (loss)	152,861	132,199

Total stockholders’ equity	13,394,359	7,273,551

Total Liabilities and Stockholders’ Equity	$17,104,468	$10,023,556

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.
CONSOLIDATED STATEMENTS OF INCOME
DECEMBER 31, 2009 AND 2008

	2009	2008
Revenue	$14,629,667	$7,246,906

Expenses
Selling	3,875,404	1,511,841
General and administrative	3,741,229	1,753,361
	7,616,633	3,265,202

Operating Income	7,013,034	3,981,704

Other Income (Expenses)
Other income	80,973	1,064
Other expenses	(19,638)	(1,956)
Financial expense	-	(34,439)
Total other income (expense)	61,335	(35,331)

Income Before Income Taxes	7,074,369	3,946,373

Provision for Income Taxes	974,223	986,594
Net Income	6,100,146	2,959,779

Other Comprehensive Income (Loss)	20,662	61,477
Total Comprehensive Income	$6120,808	$3,021,256

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
DECEMBER 31, 2009 AND 2008

					Earnings	Accumulated
					Appropriated	Other
	Capital Stock		Paid in	Retained	For Statutory	Comprehensive
	Shares	Amount	Capital	Earnings	Reserves	Income	Total
Balance, December 31, 2007		$255,836	$	$(239,583)	$-	$70,722	$86,975

Additional capital contributions		4,165,320					4,165,320

Net income for the year				2,959,779		61,477	3,021,256
Earnings appropriated for
statutory reserves				(408,029)	408,029

Balance, December 31, 2008		4,421,156		2,312,167	408,029	132,199	7,273,551

Net income for the year				6,100,146		20,662	6,120,808
Earnings appropriated for
statutory reserves				(915,022)	915,022

Balance, December 31, 2009	-	$4,421,156	$-	$7,497,291	$1,323,051	$152,861	$13,394,359

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,100,146	$2,959,779
Adjustments to reconcile net income to net cash provided by
operating activities:
Charges not requiring the outlay of cash:
Depreciation and amortization	1,042,182	453,655
Decrease (increase) in deferred revenue	(520,630)	360,636
Changes in assets and liabilities:
Increases in accounts receivable	(2,035,950)	(1,880,358)
Decrease (increase) in other receivables	284,244	(1,218,795)
Decrease (increase) in deposits	(3,431,533)	115,610
Increase in inventory	(14)	(38,041)
Decrease (increase) in prepaid expense	69,423	(106,957)
Decrease (increase) in other assets	324,263	(318,610)
Increase (decrease) in accounts payable	14,808	(237,178)
Increase in wages payable	60,022	50,303
Decrease in benefits payable		(12,538)
Increase in taxes payable	1,273,886	(153,829)
Increase (decrease) in other payables	251,870	(1,280,521)
Increase in deposits		73,078
Increase (decrease) in customer advances	238,247	(2,615,247)

Net Cash Consumed By Operating Activities	3,670,964	(3,849,013)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of fixed assets	(2,594,509)	(329,705)
Additions of intangible assets	(2,396,654)	(1,049,096)
Increase in long term investment	(555,484)	(574,527)

Net Cash Consumed By Investing Activities	(5,546,647)	(1,953,328)

CASH FLOWS FROM FINANCING ACTIVITIES
Increases in capital contributions	146,180	4,739,847
Repayments of short term loans	(131,562)	(1,307,049)

Net Cash Provided By Financing Activities	14,618	3,432,798

Affect on cash of foreign exchange rate changes	4,022	259,506

Net change in cash	(1,857,043)	(2,110,037)

Cash Balance, Beginning of Period	2,314,262	4,424,299

Cash Balance, End of Period	$457,219	$2,314,262

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ORGANIZATION and BUSINESS

Organization of Company

The Company was incorporated in the Peoples’ Republic of China (PRC), on October 23, 2003.  Its wholly owned subsidiary, Beijing Tsingda Century Network Technology Co. Ltd. (Network), was incorporated in the PRC on February 14, 2004.  These two companies conduct similar operations in the PRC.  Company operations are headquartered in the city of Beijing. These operations focus on providing education services for students ranging from six to eighteen years of age.  The Company operates what management believes is the largest chain of online and offline education centers in the PRC.

Risks and Uncertainties

The Company operates under the authority of a business license which was granted in 2003 and expires in 2023. Renewal of the license will depend on the result of government inspections which are made to ensure environmental laws are not breached.

The officers of the Company control through direct ownership most of the equity interests of the Company. As a result, insiders will be able to control the outcome of all matters requiring approval of equity owners and will be able to elect all of the Company directors.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidated Statements

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Network. All intercompany transactions and balances have been eliminated in consolidation.

Cash

For purposes of the statements of cash flows, the Company considers all short term debt securities purchased with a maturity of three months or less to be cash equivalents.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Concentrations Of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash, short term investments, accounts receivable and advances to suppliers. However, all Company assets are located in the PRC and Company cash balances are on deposit at financial institutions in the PRC, the currency of which is not free trading. Foreign exchange transactions are required to be conducted through institutions authorized by the Chinese government and there is no guaranty that Chinese currency can be converted to U.S. or other currencies.

Recognition Of Revenue

Revenue is realized through sales to franchisees and other agents of rights to conduct online and offline education services.  Access to these services is obtained through the use of “cards”.  These cards are also sold to individual consumers.   The cards are used in a manner similar to the use of prepaid cards.

Revenue is recognized as education services are consumed.  Management is able to track the use of these services through its computer monitoring systems.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, which include cash, short term investments, accounts receivable and other receivables, advances to suppliers, accounts payable, accrued liabilities, and other liabilities, approximate their fair values at December 31, 2009.

Fixed Assets

Fixed assets are recorded at cost. Depreciation and amortization is computed using the straight line method, with lives of five years for computers and related equipment and furniture, and eight to ten years for automobiles.  Intangibles are the cost of computerized video lessons delivered both online and offline; this cost is amortized by the straight line method using lives of three years.

Taxes

The Company generates its income in China where Value Added Tax, Business Tax, Income Tax, City Construction and Development Tax, and Education Surcharge taxes are applicable. The Company does not conduct any operations in the U.S.; therefore, U.S. taxes are not applicable.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Use Of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimated.

Common Stock

Common stock of the Company will occasionally be issued in return for services. Values will be assigned to these issuances equal to the market value of the common stock at the applicable measurement dates.  A Measurement Date is defined under pronouncements of the FASB which state the criteria to be used for the valuation of stock issued for goods and services.

Stock Options

Stock options, if issued, will be valued at fair value on the dates of issuance using a Black Scholes valuation model, in accordance with pronouncements of the FASB.

Recently Adopted Accounting Pronouncements

Management believes that none of the recently adopted accounting pronouncements will have a material affect on the Company financial position, results of operations, or cash flows.

Other Comprehensive Income

The Company reports as other comprehensive income revenues, expenses, and gains and losses that are not included in the determination of net income. Resultant gains and losses during the years 2009 and 2008 are all the result of translations of Chinese currency amounts to U.S. dollars.

Foreign Currency Translation

All Company assets are located in China. These assets and related liabilities are recorded on the books of the Company in the currency of China (Renminbi), which is the functional currency. They are translated into US dollars as follows:

(a) Assets and liabilities, at the rates of exchange in effect at balance sheet dates;

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Foreign Currency Translation (Cont’d)

(b) Equity accounts, at the exchange rates prevailing at the times of the transactions that established the equity accounts; and

(c) Revenues and expenses, at the average rate of exchange for the year.

Gains and losses arising from this translation of foreign currency are included in other comprehensive income.

Product Warranties

Refunds to students who withdraw from courses are rarely made and are made only at the discretion of the Company. For this reason and, since revenue is recognized only as services are provided, no provision is needed for possible withdrawals.

Net Income Per Share

As is traditional in the PRC, the Company has not issued stock certificates to equity owners.  An equity owner’s proportionate ownership share of the Company depends on the portion of equity capital contributed and is determined each year by a CPA licensed in the PRC.  Therefore, earnings per share has not been calculated.

Advertising Cost

The Company expenses advertising costs when an advertisement occurs. Amounts expensed were $2,068,405 during 2009 and $400,009 during 2008.

Segment Reporting

Management treats the operations of the Company as one segment.

3.  PAID IN CAPITAL

The Company began operations in October 2003 with a capital contribution of $64,000.  Its wholly owned subsidiary began operations in February 2004 with a capital contribution of $128,000.  During 2007, the shareholders of Network, most of whom were also shareholders of the Company, contributed their equity interests in Network to the Company.  During 2008, additional cash capital contributions totaling $4,231,000 were made to the Company.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

4. STATUTORY RESERVE

As required by the Chinese law that governs accounting, the Company allocates 10% of its previous year’s after tax profits, if any, to a Statutory Reserve Fund and 5% to a Statutory Public Welfare Fund, as determined from year to year. These funds are allocated appropriately until reserves reach 50% of Paid in Capital.

5. RELATED PARTY TRANSACTIONS

Advances were made during 2008 and 2009 to the chief executive officer of the Company and to its executive vice president, both of whom are significant Company shareholders.  The outstanding balance of such advances was $1,996,821 and $186,747 respectively at December 31, 2008.  Additional advances of $299,734 and $6,584 were made during 2009 and repayments of $1,836,257 and $177,864 were received, leaving balances of $460,716 and $15,468 at December 31, 2009.

6. RENTALS UNDER OPERATING LEASES

The Company conducts its operations from its principal business office in Beijing, and from a rental facility that is operated as a learning center.  Leases for these two facilities expire more than one year after December 31, 2009. Future rent for these leases is presented below:

2010	$480,491
2011	80,082

7. BANK LOAN

The Company had a short term bank loan during 2008 which was fully paid in 2009.  Interest on this loan was at the rate of 6.5%.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

8. INCOME TAXES

The Company is required to file income tax returns in the PRC, for itself and its subsidiary.

The Company has been granted status as a New High-Tech Enterprise by the Beijing Science and Technology Commission.  One of the benefits of this status is a three year reduction in the rate of income tax paid by the Company.  This reduced rate will be 15% for the years 2009-2011.

The Company has one class of transactions that causes the recognition of a significant deferred tax benefit: The Company recognizes revenue only as it is earned; for income tax purposes, however, revenue is recognized as it is collected, resulting in the accrual of taxes before the income is recognized on the financial statements. Under pronouncements of the FASB, deferred tax assets may be recognized unless it is more likely than not that the tax benefit will not be realized. The Company recorded deferred tax assets in 2009 and 2008 of $155,690 and $388,744, respectively.

A reconciliation of the taxes calculated by applying the Chinese statutory rate to pre tax income with the provisions for income taxes is presented below.

	2009	2008
Taxes calculated using statutory rates	$974,283	$986,594

Reconciling amounts	-	-
Provisions for income tax	$974,283	$986,594

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

9. EXPENSES

Major items included in Selling & Administrative expenses were the following:

	2009	2008
Rent	$382,988	$331,318
Advertising	2,068,405	400,009

Office expense	169,603	258,094
Salaries and benefits	1,145,801	742,756
Meetings and conferences	566,594	22,753
Depreciation and amortization	1,043,602	399,795

10. SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION

Cash of $2,956 and $42,916 was paid for interest during 2009 and 2008, respectively.

Cash was paid for income taxes during these years in the amounts of $806,391 and $803,186, respectively.

There was no non cash financing or investing activity during either 2009 or 2008.

11. CONTINGENCIES

Consistent with business practices in China, the Company carries no insurance except for auto insurance.